UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): November 11, 2004


                        Commission File Number 001-31921


                      Compass Minerals International, Inc.
             (Exact name of registrant as specified in its charter)

                     Delaware                              36-3972986
(State or other jurisdiction of incorporation           (I.R.S. Employer
                 or organization)                    Identification Number)


                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     On November 10, 2004, Compass Minerals International, Inc. (the "Company") reported its third quarter 2004 financial results. On November 11, 2004, the Company held a conference call to discuss its third quarter 2004 financial results. A transcript of the conference call is attached as Exhibit 99.1.

     In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     This current report on Form 8-K, including the exhibit hereto, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and involve risks and uncertainties that could cause the Company's actual results to differ materially. The differences could be caused by a number of factors including those factors identified in Compass Minerals International's registration statement on form S-1 filed with the Securities and Exchange Commission on September 27, 2004. The Company will not update any forward-looking statements made in this current report on Form 8-K, including the exhibit hereto, to reflect future events or developments.


Item 9.01 Financial Statements and Exhibits

(a) Exhibits:

Exhibit No.             Document
-----------             --------
99.1                    Transcript of conference call on November 11, 2004


                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMPASS MINERALS INTERNATIONAL, INC.


Date:  November 12, 2004             /s/ Rodney L. Underdown
                                     -------------------------------
                                     Rodney L. Underdown
                                     Chief Financial Officer